Today www.yield10bio.com NasdaqCM: YTEN Yield10 Bioscience, Inc. Sept. 11-13, 2023 Sustainable Growth Starts with a Seed 25th Annual H. C. Wainwright Global Investment Conference Recorded on Sept. 6, 2023

Today Safe Harbor Statement 2 The statements made by Yield10 Bioscience, Inc. (the “Company,” “we,” “our” or “us”) herein regarding the Company and its business may be forward-looking in nature and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe the Company’s future plans, projections, strategies and expectations, including statements regarding future results of operations and financial position, business strategy, prospective products and technologies, expectations related to research and development activities, timing for receiving and reporting results of field tests and likelihood of success, and objectives of the Company for the future, and are based on certain assumptions and involve a number of risks and uncertainties, many of which are beyond the control of the Company, including, but not limited to, the risks detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and other reports filed by the Company with the Securities and Exchange Commission (the “SEC”). Forward-looking statements include all statements which are not historical facts and can generally be identified by terms such as anticipates, believes, could, estimates, intends, may, plans, projects, should, will, would, or the negative of those terms and similar expressions. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and may be beyond the Company’s control, you should not rely on these statements as predictions of future events. Actual results could differ materially from those projected due to our history of losses, lack of market acceptance of our products and technologies, the complexity of technology development and relevant regulatory processes, market competition, changes in the local and national economies, and various other factors. All forward-looking statements contained herein speak only as of the date hereof, and the Company undertakes no obligation to update any forward-looking statements, whether to reflect new information, events or circumstances after the date hereof or otherwise, except as may be required by law.

Yield10: Overview

An Agricultural Bioscience Company

Yield10 Strengths

- ✓ *Deep intellectual property portfolio*
- ✓ *Experienced leadership and BOD*
- ✓ *Leveraging partnerships in key markets*



Focused on the Oilseed Camelina

Using genetics to maximize value of Camelina

- ✓ *Improved agronomy for large acreages*
- ✓ *Low CI value feedstock for biofuels*
- ✓ *High value Omega-3 oils*

Yield10 | BIOSCIENCE 3

Today Yield10: Progress on Key 2023 Business Goals Establish and demonstrate the value chain from Y10 seed to commercial offtake of grain products 4 Camelina grain harvest and delivery to customer - Alberta, July 2023 Value Chain Seed Production Grower Contracts Grain/Oil Offtake Crush/refining Status underway  First Offtake Agreement established for grain (oil, meal)  Y10 seed supply and production contracts established with growers Progressing additional announced and confidential partnership discussions Current business goal

Yield10 Platform Crop - Camelina

Mission: Transition Camelina from a niche crop to > 30 million acres

- Promising oilseed crop
  - Uses same farming, storage and processing assets
- Both spring and winter varieties
  - Winter varieties, potential use as winter cover crop
- Platform crop for high value seed products

June 2023, Camelina Crop Insurance[1] ✓

USDA Helps Agricultural Producers Meet Demand for Camelina

SPOKANE, Wash., June 30, 2023 – The U.S. Department of Agriculture (USDA) announced today that it will expand insurance for camelina in direct response to the anticipated increase in demand for the crop for biofuel production.

***Estimated opportunity for ~44 million acres* of oilseed cover crops in the US and Canada**

>$12 billion feedstock oil

(@ 1400lb/acre, 40% oil and $0.50/lb oil)



Greenhouse Camelina



Camelina field plots at flowering



Commercial scale winter Camelina growth

1. https://biodieselmagazine.com/articles/2518791/usda-expands-crop-insurance-for-camelina

Yield10 | BIOSCIENCE 5

What are the Markets for Camelina Meal and Oil?

Camelina Seed Genetics → Farming → Camelina Grain (seed) → Oilseed Grain Processing

Yield10 Biofuel Business Model
– closed loop contracted grain production –

Products	% of Grain Weight
Oil	~35– 40%
Protein Meal	~55%



- **Oil Markets – biofuel feedstock**
  - Approved for RINs biofuels producer credits
  - Very low-carbon index feedstock oil for biofuels (CI ~20-25)[1]
  - Clean oil requiring less refining before biofuels production[2]
    - Fatty acid profile well-suited for renewable diesel
      - Lower Hydrogen use than Canola
- **Protein Meal Markets**
  - Approved for use in animal feed[3]
  - 43-45% protein content in meal – above Canola meal
  - 12-14% fiber in meal

1. For crop rotations with no indirect land use change (e.g., fallow or cover cropping). Based on Sustainable Oils approved CI pathways in California's LCFS program
2. Compared to soybean or Canola, based on third-party ASTM tests of Yield10's Camelina oil
3. 10% blend of feed in poultry, egg-laying hens, swine, cattle (FDA, AAFCO, CFIA approved)

Yield10 | BIOSCIENCE 6

Yield10 – Camelina Oil Commercial Target 1: Biofuels

Biofuels Market: Sustainable Aviation Fuel (SAF) and Renewable Diesel (RD)

Renewable Diesel (RD) Targets



US RD Capacity 2018 - 2024
You are here

6 billion gallons of new capacity for funded RD projects in the US

Sustainable Aviation Fuel (SAF) Targets (billions gal/yr)

Region	2030	2050
US	3.0	35
EU	~0.5	13.85
Japan	~0.5	6

But still major near and long-term feedstock risk for biofuels producers

- ? *Secure feedstock oil supply*
- ? *Food vs. Fuel concerns end biofuel incentives for food crop oils*
- ? *Lowest Carbon Index (CI) score – driving interest in winter oilseed cover crops*

Yield10 | BIOSCIENCE 7

Establishing Production - Early Camelina Varieties

Value-advantaged spring and winter Camelina enable launch

- **<u>Establish production AND the value chain</u>**
  - Advanced varieties – cold tolerant, early maturing, higher oil
  - Partnering with growers
  - Offtake Agreements for grain/oil – enables a capital light strategy
    - <u>Minimize working capital for grain inventory</u>

E3902 (Spring Gene-Edited)


Wild-type
Edited E3902

<u>E3902 is a triple gene-edited spring Camelina</u>

WDH2 (Winter Cold Tolerant)


WDH2

<u>Cold hardy winter Camelina variety</u>

WDH3 (Winter Short Cycle)


Control
WDH3

<u>Early maturing winter Camelina variety</u>

Yield10 BIOSCIENCE 8

Establishing Production – Grain Production and Offtake

- Winter Camelina (WDH2) planted in the Fall of 2022
- **<u>Established the value chain</u>** by partnering with private crusher/biorefiner ✓



Yield10
WINTER CAMELINA

Winter Camelina June 2023



Winter Camelina Grain Harvest – July 2023



Camelina Grain Delivered to Biofuel Facility
July 2023

- Spring 2023 grower contracting completed Q2 ✓
- Winter 2023/2024 grower contracts to be completed Q3





Yield10 | BIOSCIENCE 9

Yield10 Technology Vision for Camelina

Commercial Launch - Technology vision based on the HT revolution for canola and soybean

- **Herbicide package to fit crop rotations**
  - ✓ Weed control + tolerance to soil herbicide residues
- **Winter cover crop**
  - ✓ New crop rotation options increase grower revenue, soil health/carbon, reduced nutrient runoff
- **Increase harvest value**
  - ✓ Lower CI (carbon intensity) oil from winter cropping– higher value feedstock oil
  - ✓ Seed yield and seed oil content – future higher value seed products (omega-3 oil)
  - ✓ Improved protein meal value - **Food <u>and</u> fuel**
- **Own or control 21 patents or applications pending**
  - ✓ (HT, seed yield, seed oil etc.)

History of HT Canola Adoption



Percentage of canola area
100
90
80
70
60
50
40
30
20
10
0
1995
1997
1999
2001
2003
2005
2007
2009
Year
Total HR
Glyphosate-HR
Glufosinate-HR
Imidazolinone-HR
Bromoxynil-HR

1. CI reduction is based on Yield10's internal estimates of carbon savings versus the production of either petroleum plastics or bioplastics from bio-fermentation See Yield10's white paper *"Biofuels and Bioplastics Commercial Development Plan"* for additional details.

Yield10 | BIOSCIENCE

10

Progress on Herbicide Trait for Robust Weed Control

Herbicide Tolerance for weed control

- Provide state of the art broadleaf weed control for growers
  - Increase yield by reducing weed pressure
  - Enable growers to leverage HT Camelina to manage their crop rotations

Anticipated Timeline and Milestones for HT Camelina Development

		2022	2023	2024	2025
HT Trait Development	**Trait Validation Field trials**				
Regulatory	RSR USDA-APHIS *(est.)*				
	EPA label amendment *(est.)*				
	Self determination, meal				
	FDA, voluntary submission, meal				
Commercial	Seed scale up				
	Commercial launch **(targeting ~5,000 ac)**				

Spring 2022 field trial.
Drone image, Lead events identified



2022 Contra-season trial:
Robust tolerance of lead event



2023 spring HT trial:
Lead events & controls



2023 spring HT commercial seed scale up. *Lead event*



: Red dots in photos, control plots where plants died with herbicide application

Yield10 | BIOSCIENCE 11

Stacked HT for Weed Control and Soil Residue Tolerance

“Stacked HT” - Combine over-the-top broadleaf herbicide tolerance Group 2 herbicide soil residue tolerance

- Enables growers to use land previously treated with Group 2 herbicides
  - *Expands acreage available for growing Camelina*
- Increase revenue by increasing production acres and yield
- ***Spring 2023 – demonstrated tolerance to both broad leaf herbicide application and Group 2 soil residues in field in spring Camelina***



*
*
Control
E1
E2
E3
E4
Yield10 Events
0x
0.5x
1x

Plot soil pretreated with SU herbicide



E5
E1
E6
E4
Yield10 Events
*
*
Control
1x
0.5x
0x

Plot soil pretreated with IMI herbicide

Development path for spring E3902 Camelina germplasm with stacked HT trait

Filed USDA-APHIS Regulatory Status Review (RSR) ✓



2022
2023

2022 Greenhouse Work
- Isolated stacked HT Camelina events and conducted greenhouse herbicide tests ✓
- Identified stacked HT events suitable for regulatory approval ✓
- Scaled-up seed for first field tests ✓

2023 Spring Season Field Work

Results demonstrate target herbicide profile ✓

Next steps:
- Select lead and back-up stacked HT Camelina for commercialization
- Repeat field tests
- Conduct seed scale-up

*Control Camelina plots are significantly compromised with presence of SU and IMIs in soil based on stand counts.

Yield10 | BIOSCIENCE 12

Yield10 - Omega-3 Oil Opportunity - Status

EPA and DHA Omega-3 oils are essential for human health and wellness

- Fish oil is the primary source of EPA and DHA Omega-3s in the human diet
- Minimum levels of EPA and DHA are required in salmon diets for health and productivity
  - EPA8 Camelina line – up to 29% EPA in oil, target pharma/nutraceutical markets
  - DHA1 Camelina line - ~ 10% EPA + 10% DHA, drop-in fish oil replacement
- Yield10 believes it can leverage the operating foundation established for biofuels for production of omega-3 oils

Yield10's Camelina Omega-3 vs Fish Oil and Competitors

Comparison Point	Fish Oil	Yield10's Camelina Omega-3	Competitors' Canola Omega-3	Competitors' Algae Omega-3
Cost	$$	$ Vegetable Oil Costs	$ Vegetable Oil Costs	$$$$ ~3-4x more expensive
EPA/DHA Levels [4]	✓	✓ ~9% EPA, 11% DHA	✗ EPA or DHA	✓
Ability to Meet Demand	✗ Overfishing	✓ Crops are Scalable	✓ Crops are Scalable	✗ High CapEx
Sustainability	✗ Overfishing	✓	✓	– Higher CO2 Emissions
Crop Segregation Risks	✓	✓ Not a Food Crop	✗ Significant Risks	✓

Yield10 BIOSCIENCE

>>>> 2016-2021 UK, Canada, US	2017-2020 Published Studies	Q4, 2020 -2022	2023 - >>>>>>
Multi year, multi acre field tests ✓	Product validation in aquafeed & human trials "Camelina DHA 1 oil effectively replaces fish oil ✓	• Yield10 secures commercial rights • Funds RRES R&D program • Assists with patent prosecution ✓	• July 2023, Yield10 files RSR for regulatory approval of EPA 8 line with USDA-APHIS ✓ • EPA8 line planted at acre-scale to produce planting seed and oil samples • RSR for DHA 1 Camelina line in preparation • Planning scale up of EPA8 and DHA1 Camelina lines • Developing detailed business plan to enable commercial launch • Timeline for anticipated commercial launch in development

ROTHAMSTED RESEARCH

1. https://academic.oup.com/ajcn/article/114/4/1447/6301120

Yield10 | BIOSCIENCE 13

Yield10 - Omega-3 Oil Opportunity

Drivers for new sources of omega-3 oils



Technology Readiness
Market Demand
Fish oil Prices
Tailwinds
Headwinds
Fish Oil Supply
Regulatory Hurdles

- First Camelina omega-3 line ready to scale
  - Pipeline of higher value omega 3 lines in development
- Growing market demand
- Fish oil supply under increasing pressure
  - Peru cancels 2023 anchovy harvest[1]
  - Peru produces around 20% of global fish oil[2]
- Reduced regulatory hurdles
  - Norway approves use of GMO omega-3 oil[3] from Nuseed
  - Yield 10 files for Camelina omega-3 line regulatory approval in the US

Farmed Atlantic Salmon Harvest Volume, 2022



Thousand tonnes GWT
1,600
1,200
800
400
0
Norway
Chile
United Kingdom
North America
Others
Mowi
Others

Aquafeed Raw Material Market



USD/tonnes
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Fish Oil price, 2022
Fish meal
Fish oil
Rapeseed oil, 2022
(~ feedstock oil price)

1. tps://www.intrafish.com/fisheries/peru-cancels-all-important-first-anchovy-fishing-season/2-1-1464552
2. https://www.seafoodsource.com/news/supply-trade/global-fishmeal-production-up-30-percent-in-2023-iffo-finds#:~:text=%E2%80%9CThis%20announcement%20is%20of%20strategic,fishmeal%20and%20fish%20oil%20production.%E2%80%9D
3. https://www.seafoodsource.com/news/aquaculture/aquaterra-s-omega-3-oil-gets-norwegian-approval-for-use-in-aquafeed

Yield10 | BIOSCIENCE 14

Today Yield10 Q2 2023 Summary Financial Results1 Investment ongoing to achieve key strategic objectives 151 Current as of date of conference call on August 14, 2023. Press release, including financial tables, available at www.yield10bio.com. Operating Results Q2 2023 Q2 2022 6-months 2023 6-months 2022 Revenue __ $ 0.1 million $ 0.1 million $ 0.25 million R&D Expense $ 2.0 million $ 2.0 million $ 4.2 million $ 3.8 million G&A Expense $ 1.7 million $ 1.5 million $ 3.2 million $ 3.4 million Net Loss $ 3.7 million $ 3.4 million $ 7.5 million $ 6.8 million Balance Sheet • $2.3 M in cash and cash equivalents at the end of second quarter • Net operating cash usage of $3.1 M for the second quarter of 2023 • Priced $3.7 million public offering of units consisting of common shares and one warrant • Estimate total net cash usage of approx. $12.5 M to $13 M for FY 2023 • Expect to book product revenue from harvest of Camelina grain in second half 2023

On Track to Achieve Key Milestones in 2023 and Beyond

Corporate, Commercial and R&D Milestones	Period
Expand commercial activities targeting the Biofuel market	**2023**
- Generate first product revenue in 2023 from fall 2022/spring 2023 grower contracts	*Ongoing*
- Advance partnership discussions with Mitsubishi and Marathon Petroleum	*Ongoing*
- Obtain regulatory clearance for herbicide tolerant Camelina	*Ongoing*
- Form additional partnerships and/or sign offtake agreement(s) across the biofuel value chain	*Ongoing*
Execute on grower engagement program ensuring rapid offtake of Camelina grain; engage growers in 2023 production contract program, hold field events and build visibility for the benefits of growing Camelina	**2023**
- Expand grower contracts for winter Camelina and offtake of grain to crushers/refiner	*Ongoing*
- Build seed inventory to ramp up contracted acres of spring and winter Camelina	*Ongoing*
Continue to build industry leading, differentiated Camelina varieties	**2023**
- Generate data and seed inventory to support launch of HT and stacked HT Camelina	*Ongoing*
- Plant spring Camelina field trials, including HT, yield, and omega-3 traits	*Completed in Q2*
- Demonstrate stacked HT tolerant Camelina in field trials	*Completed in Q3*
Progress technology and commercial development activities, to address other key market opportunities	**2023**
- File RSR for trait regulatory approval and complete business plan for launch of Omega-3 oils	*Ongoing*
- Progress PHA bioplastic trait optimization	*Ongoing*
Expand intellectual property portfolio	**2023+**

Yield10 | BIOSCIENCE 16

Yield10 Investment Highlights

An Agricultural Bioscience Company



LEADERSHIP

- Strong leadership and R&D team
  (Boston, USA and Saskatoon, Canada)
- Experienced Board of Directors

COMMERCIAL VISION

30 million acres of Camelina

- Camelina grain contracting
- Revenue from seed product offtake agreements

Focused on the Oilseed Camelina

MARKET FOCUS

- BIOFUEL FEEDSTOCK OIL
  - Next – Omega-3 oils
    - Future – PHA Bioplastics

TECHNOLOGY FOCUS

Goals to Increase revenue and margins

- Increase production acres
- Increased harvest value
- Next - higher value omega-3 oil

EXECUTION FOCUS

- Grower contracts
- Grain/oil Offtake Agreements
- Technology and regulatory approvals

Yield10 | BIOSCIENCE
17

Today www.yield10bio.com NasdaqCM: YTEN Yield10 Bioscience, Inc. Sept. 11-13, 2023 Sustainable Growth Starts with a Seed 25th Annual H. C. Wainwright Global Investment Conference Recorded on Sept. 6, 2023